Evergreen Florida Municipal Bond Fund: Semiannual Report as of February 28, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

April 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

 We are pleased to provide the semiannual report for Evergreen Florida Municipal Bond Fund, which covers the six-month period ended February 28, 2003.

Market analysis

 The municipal bond market was not excluded from the overall volatility in the financial markets over the past six months. Uncertainty over the strength of the economic recovery and fears of war and terror combined to frequently threaten those in the fixed income markets. While strength in stocks during the early autumn competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the storm on a relative basis. Particularly in the municipal market, those investors who paid heed to duration and quality during the volatility were able to manage risk effectively. And managing risk was extremely important in both total return and relative performance. While many other areas within the financial markets remained in turmoil, many municipal bond investors benefited from increased valuations and falling yields due in part to increased geopolitical risks, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred in 2002 and these trends may continue in coming months. First, the weaker-than-expected recovery resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, the increased supply was met by healthy demand for bonds that were suitable for a broad range of investment needs. Third, many

LETTER TO SHAREHOLDERS continued

investors exiting the equity markets placed their assets in short-term, liquid issues. This enabled many tax-free money market funds to also perform well. Finally, longer-dated issues outperformed, benefiting from both price increases and declining yields.

Perhaps the most interesting development was the solid performance of many bonds despite the increased supply. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher-than-normal demand for tax-exempt income securities. Money flowed from equity funds due to the uncertain economy, and as geopolitical uncertainty increased, flows increased further into a wide variety of bond structures.

So far, 2003 has not offered compelling arguments for a surge in economic growth. As a result, investor sentiment remains low, as potential war with Iraq and concerns over terrorism are keeping many equity investors on the sidelines. With the prospects for moderate economic growth, and many municipalities needing resources to fund programs, issuance could once again increase in the coming year. The degree of clarity on the geopolitical situation will determine whether or not this issuance is met with investor demand. If investors continue to underweight stocks, the increased issuance should not dilute opportunities within the municipal bond market. If investors sense an end to the global turmoil, demand may not satisfy supply.

Until economic growth improves in conjunction with the clarity on the geopolitical situation in the second half of the year, we expect interest rates to remain at 40-year lows. Unemployment rates in the range of 6% and global tensions should potentially keep the Federal Reserve Board on the sidelines for much of 2003. As the markets sense an improved outlook, however, interest rates could begin a gradual climb in the second half of the year. We believe those portfolios adopting long-term defensive strategies involving quality and yield could be adequately positioned for this scenario.

LETTER TO SHAREHOLDERS continued

Importance of diversification

 The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of February 28, 2003

“A weak U.S. economy, concerns about the possibility of war in Iraq and instability in North Korea pushed interest rates lower and bond prices higher.”

PORTFOLIO MANAGEMENT

Richard K. Marrone

CURRENT INVESTMENT STYLE1

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 5/11/1988
	Class A	Class B	Class C	Class I
Class Inception Date	5/11/1988	6/30/1995	1/26/1998	6/30/1995

6-month return with sales charge	-2.20%	-2.78%	0.16%	N/A

6-month return w/o sales charge	2.65%	2.22%	2.22%	2.72%

Average Annual Returns*

1 year with sales charge	0.93%	0.04%	2.95%	N/A

1 year w/o sales charge	5.97%	5.04%	5.04%	6.10%

5 year	3.39%	3.13%	3.26%	4.50%

10 year	4.88%	4.67%	4.80%	5.47%

Maximum Sales Charge	4.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	3.99%	3.44%	3.41%	4.44%

Tax-Equivalent yield**	6.50%	5.60%	5.55%	7.23%

6 month income dividends per share	$0.21	$0.17	$0.17	$0.22

* Adjusted for maximum applicable sales charge, unless noted.
** Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

1 Source: Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. The advisor is waiving a portion of its advisory fee and reimbursing a portion of the 12b-1 fee for Class A. Had the fees not been waived or reimbursed returns would have been lower.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Florida Municipal Bond Fund Class A shares,2 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen fund (or the investment advisor’s affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial service firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of February 28, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

 The fund’s Class A shares had a total return of 2.65% for the six-month period ended February 28, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index (LBMBI) returned 3.36%, while the median return of funds in Lipper’s Florida municipal debt funds classification was 2.92%. Lipper, Inc. is an independent monitor of mutual fund performance.

What factors affected the fund’s performance?

 The fund’s lag in performance relative to its benchmark, the LBMBI, is the result of a difference in emphasis between the fund and the index. The fund seeks to maximize income, yield and price stability, while the index focuses on total return. Bonds selected for their income orientation and price stability have different characteristics from those chosen for their total-return potential. In a declining yield environment, such as the one we experienced, income-oriented bonds typically underperform securities with greater potential for total return. Conversely, when yields rise, securities with a heavier income orientation tend to outperform securities with higher total-return potential.

PORTFOLIO CHARACTERISTICS
Total Net Assets	$460,640,890

Average Credit Quality*	AA+

Effective Maturity	7.0 years

Average Duration	5.3 years

* Source: Standard & Poor’s

PORTFOLIO COMPOSITION
(as a percentage of 2/28/2003 portfolio assets)

What was the investment environment like during the period?

 A weak U.S. economy, concerns about the possibility of war in Iraq and instability in North Korea pushed interest rates lower and bond prices higher. In this environment, the municipal bond yield curve steepened, with yields on shorter-maturity bonds declining more than those of longer-maturity bonds. By the end of the period, the difference in yield between two-year and 30-year municipal bonds reached 3.42%, the widest spread since the early 1980s. Over the six months, yields on bonds with five-year maturities declined 0.24%; yields on 10-year bonds dropped 0.09%; yields on 15-year bonds went down 0.15%; and yields on 20-year bonds fell 0.19%. The decline in yields and upturn in prices occurred with considerable volatility. From September 1, 2002 through February 28, 2003, the yield on AAA-rated one-year and five-year municipal bonds moved within a range of 0.70%; yields on 10-year bonds fluctuated by 0.66%; 15-year bonds about 0.55%; and 20-year bonds by 0.52%.

PORTFOLIO MANAGER INTERVIEW continued

What accounts for the heavy amount of new bond issuance?

 The sputtering economy, higher unemployment and the declining stock market have reduced the amount of tax revenues going into state Treasuries. As a result, many municipalities have had to issue relatively large amounts of debt in order to meet their financial obligations and fund projects. Municipalities also took advantage of lower interest rates by replacing older higher-yielding debt with new lower-yielding debt, in much the same way homeowners refinance mortgages when interest rates decline.

How is Florida weathering the economic downturn?

 The state of Florida’s economy, particularly the tourism sector, has recovered nicely since the attacks of September 11, 2001. The state’s economy is supported by continued strong growth in sales tax collections, and its credit profile is sound. Three national credit agencies -- Standard & Poor’s, Moody’s Investors Service and Fitch -- have maintained relatively high ratings on Florida’s general obligations bonds. Florida manages its fiscal matters in a very conservative manner, and the state is projecting a 3.3% increase in revenues in fiscal year 2003.

How did you manage the fund?

 We continued to emphasize the fund’s long-term objectives of maximizing income, yield and price stability. We focused primarily on intermediate-term bonds, which had underperformed and were attractively valued. Such bonds provided stability and relatively high yields. We kept the credit quality high, mainly investing in AAA and AA-rated securities and selectively adding A and BBB-rated bonds. We avoided investing in most corporate-backed debt, especially airline and utility bonds. However, we found opportunity in new issues of tobacco bonds, which are securities backed by tobacco litigation settlement payments that companies have agreed to pay states for damages associated with the health costs of tobacco. Tobacco bonds are relatively stable, high-quality investments.

PORTFOLIO QUALITY
(as a percentage of 2/28/2003 market value of bonds)

What is your outlook for the next six months?

 Geopolitical issues and a weak economy continue to dominate market sentiment. Interest rates are at 40-year lows, and we believe they will stay at these levels for a while longer. Once the uncertainty about war in Iraq subsides and the economic recovery is on a more stable footing, we believe interest rates will rise. We expect rates to be higher by the end of 2003.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$9.48	$9.56	$9.24	$9.36	$10.15	$9.98
Income from investment operations
Net investment income	0.21	0.46	0.47	0.47	0.46	0.48
Net realized and unrealized gains or losses on securities	0.04	-0.08	0.32	-0.09	-0.56	0.38
Total from investment operations	0.25	0.38	0.79	0.38	-0.10	0.86
Distributions to shareholders from
Net investment income	-0.21	-0.46	-0.47	-0.47	-0.46	-0.48
Net realized gains	0	0	0	-0.03	-0.23	-0.21
Total distributions to shareholders	-0.21	-0.46	-0.47	-0.50	-0.69	-0.69
Net asset value, end of period	$9.52	$9.48	$9.56	$9.24	$9.36	$10.15
Total return[1]	2.65%	4.12%	8.79%	4.22%	-1.07%	8.96%
Ratios and supplemental data
Net assets, end of period (thousands)	$131,747	$132,375	$120,533	$114,159	$137,101	$164,255
Ratios to average net assets
Expenses[2]	0.77%[3]	0.58%	0.45%	0.42%	0.34%	0.46%
Net investment income	4.43%[3]	4.84%	5.03%	5.08%	4.71%	4.79%
Portfolio turnover rate	19%	29%	18%	48%	57%	64%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$9.48	$9.56	$9.24	$9.36	$10.15	$9.98
Income from investment operations
Net investment income	0.17	0.37	0.39	0.38	0.37	0.38
Net realized and unrealized gains or losses on securities	0.04	-0.08	0.32	-0.09	-0.56	0.39
Total from investment operations	0.21	0.29	0.71	0.29	-0.19	0.77
Distributions to shareholders from
Net investment income	-0.17	-0.37	-0.39	-0.38	-0.37	-0.39
Net realized gains	0	0	0	-0.03	-0.23	-0.21
Total distributions to shareholders	-0.17	-0.37	-0.39	-0.41	-0.60	-0.60
Net asset value, end of period	$9.52	$9.48	$9.56	$9.24	$9.36	$10.15
Total return[1]	2.22%	3.19%	7.83%	3.28%	-1.97%	7.97%
Ratios and supplemental data
Net assets, end of period (thousands)	$32,249	$30,728	$39,746	$46,522	$59,783	$66,142
Ratios to average net assets
Expenses[2]	1.61%[3]	1.45%	1.34%	1.33%	1.26%	1.36%
Net investment income	3.59%[3]	4.01%	4.14%	4.17%	3.79%	3.88%
Portfolio turnover rate	19%	29%	18%	48%	57%	64%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998[1]
CLASS C
Net asset value, beginning of period	$9.48	$9.56	$9.24	$9.36	$10.15	$10.06
Income from investment operations
Net investment income	0.17	0.38	0.39	0.38	0.37	0.23
Net realized and unrealized gains or losses on securities	0.04	-0.09	0.32	-0.09	-0.56	0.09
Total from investment operations	0.21	0.29	0.71	0.29	-0.19	0.32
Distributions to shareholders from
Net investment income	-0.17	-0.37	-0.39	-0.38	-0.37	-0.23
Net realized gains	0	0	0	-0.03	-0.23	0
Total distributions to shareholders	-0.17	-0.37	-0.39	-0.41	-0.60	-0.23
Net asset value, end of period	$9.52	$9.48	$9.56	$9.24	$9.36	$10.15
Total return[2]	2.22%	3.19%	7.83%	3.28%	-1.97%	3.25%
Ratios and supplemental data
Net assets, end of period (thousands)	$12,669	$9,781	$6,839	$6,594	$9,111	$8,963
Ratios to average net assets
Expenses[3]	1.60%[4]	1.45%	1.34%	1.33%	1.26%	1.29%[4]
Net investment income	3.59%[4]	4.16%	4.14%	4.17%	3.79%	3.86%[4]
Portfolio turnover rate	19%	29%	18%	48%	57%	64%

1.  For the period from January 26, 1998 (commencement of class operations), to August 31, 1998.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS I1
Net asset value, beginning of period	$9.48	$9.56	$9.24	$9.36	$10.15	$9.98
Income from investment operations
Net investment income	0.22	0.47	0.48	0.47	0.47	0.48
Net realized and unrealized gains or losses on securities	0.04	-0.08	0.32	-0.09	-0.56	0.39
Total from investment operations	0.26	0.39	0.80	0.38	-0.09	0.87
Distributions to shareholders from
Net investment income	-0.22	-0.47	-0.48	-0.47	-0.47	-0.49
Net realized gains	0	0	0	-0.03	-0.23	-0.21
Total distributions to shareholders	-0.22	-0.47	-0.48	-0.50	-0.70	-0.70
Net asset value, end of period	$9.52	$9.48	$9.56	$9.24	$9.36	$10.15
Total return	2.72%	4.23%	8.90%	4.32%	-0.99%	9.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$283,977	$281,258	$318,069	$364,159	$407,474	$418,847
Ratios to average net assets
Expenses[2]	0.60%[3]	0.45%	0.34%	0.33%	0.26%	0.33%
Net investment income	4.59%[3]	4.96%	5.14%	5.17%	4.79%	4.85%
Portfolio turnover rate	19%	29%	18%	48%	57%	64%

1.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 97.0%
AIRPORT 6.6%
Florida Arpt. Fin. Commission RB:
5.50%, 10/01/2011, (Insd. by FGIC)	AAA	$ 3,570,000	$ 3,929,356
5.50%, 10/01/2012, (Insd. by FGIC)	AAA	3,455,000	3,776,419
Hillsborough Cnty., FL Aviation Auth. RB, 5.375%, 10/01/2016	NR	3,945,000	4,602,868
Hillsborough Cnty., FL Aviation Auth. RRB, Tampa Intl. Arpt., Ser. A, 5.50%, 10/01/2008	AAA	6,470,000	7,058,641
Metrop. Washington, DC Arpt. Auth., Ser. A, 5.75%, 10/01/2019	AAA	5,040,000	5,546,772
Miami-Dade Cnty., FL Aviation RB, Miami Intl. Arpt., 5.75%, 10/01/2020, (Insd. by FGIC)	AAA	4,095,000	4,479,971
Volusia Cnty., FL Arpt. Sys. RRB, Daytona Beach Intl. Arpt., 6.55%, 10/01/2003	AAA	790,000	814,545
30,208,572
CONTINUING CARE RETIREMENT COMMUNITY 4.1%
Brevard Cnty., FL Hlth. Facs. Auth. RB, Courtenay Springs Vlg., 7.375%, 11/15/2004	NR	275,000	294,033
Collier Cnty., FL Hlth. Facs. Auth. RB, The Moorings, Inc. Proj., 7.00%, 12/01/2019	A-	500,000	538,855
Connecticut Dev. Mtge. Auth. RRB, Church Homes, Inc. Proj., 5.80%, 04/01/2021	BBB	130,000	120,535
Escambia Cnty., FL Hlth. Facs. Auth. RB, Azalea Trace, Inc.:
6.00%, 01/01/2015	NR	2,560,000	2,564,736
6.10%, 01/01/2019	NR	1,310,000	1,287,442
Hillsborough Cnty., FL IDA RB, Lakeshore Villas Proj., Sr. Ser. A, 6.70%, 07/01/2021	NR	5,000,000	4,548,800
Lee Cnty., FL IDA Hlth. Care RB, Shell Point Vlg. Proj.:
Ser. A, 5.25%, 11/15/2004	BBB-	1,150,000	1,198,150
Ser. A, 5.75%, 11/15/2014	BBB-	1,535,000	1,580,728
Palm Beach Cnty., FL Hlth. Facs. Auth. RB, Waterford Proj., 5.50%, 10/01/2015	BBB	2,750,000	2,727,202
Palm Beach Cnty., FL IDA RB, Geriatric Care, Inc. Proj., 6.55%, 12/01/2016, (LOC: Allied Irish Bank Plc)	A	2,000,000	2,383,980
Sarasota Cnty., FL Hlth. Facs. Auth. RB, Sunnyside Properties, 6.00%, 05/15/2010	NR	1,800,000	1,754,658
18,999,119
EDUCATION 8.8%
Broward Cnty., FL Edl. Facs. Auth. RB:
6.25%, 04/01/2013	AA	2,955,000	3,393,640
6.25%, 04/01/2015	AA	2,290,000	2,619,989
Dade Cnty., FL Edl. Facs. Auth. RB, St. Thomas Univ.:
6.00%, 01/01/2010, (LOC: SunTrust Bank)	AA-	2,000,000	2,117,420
6.00%, 01/01/2014, (LOC: SunTrust Bank)	AA-	2,000,000	2,118,300
Greenville Cnty., SC Sch. Dist. Installment RB, 6.00%, 12/01/2021	AA-	10,000,000	11,187,600
Miami-Dade Cnty., FL Edl. Facs. Auth. RB, Ser. A, 5.75%, 04/01/2012, (Insd. by AMBAC)	AAA	2,950,000	3,390,612
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
EDUCATION continued
Miami-Dade Cnty., FL Sch. Board COP, Ser. A, 5.875%, 10/01/2016, (Insd. by FSA)	AAA	$ 3,190,000	$ 3,646,553
Pinellas Cnty., FL Edl. Facs. Auth. RRB, Barry Univ. Proj., 6.25%, 10/01/2015	AA	2,530,000	2,894,927
Tampa, FL RB, Univ. Tampa Proj., 5.50%, 04/01/2012	AA	1,100,000	1,230,284
Volusia Cnty., FL Edl. Facs. Auth. RB, Embry-Riddle Aeronautical Univ.:
Ser. A, 6.125%, 10/15/2016	Baa2	3,500,000	3,703,105
Ser. A, 6.125%, 10/15/2026	Baa2	4,100,000	4,252,397
40,554,827
ELECTRIC REVENUE 4.2%
Gainesville, FL Util. Sys. RB:
Ser. B, 6.50%, 10/01/2013	AA	4,800,000	5,998,848
Ser. B, 7.50%, 10/01/2008	AA	3,000,000	3,767,430
Ser. B, 7.50%, 10/01/2009	AA	3,000,000	3,813,810
Lakeland, FL Elec. & Wtr. RRB, Energy Sys. First Lien, 6.05%, 10/01/2010, (Insd. by FSA)	AAA	5,000,000	5,967,650
19,547,738
ESCROW 5.4%
Orange Cnty., FL Hlth. Facs. Auth. RB:
6.25%, 11/15/2024	A-	4,000,000	4,260,200
Ser. 3, 5.30%, 10/01/2006	AAA	5,225,000	5,887,321
Ser. 3, 5.50%, 10/01/2008	AAA	5,785,000	6,695,096
Ser. 3, 5.70%, 10/01/2011	AAA	2,000,000	2,342,600
Pasco Cnty., FL Hlth. Facs. Auth. Hosp. RB, Ser. 2, 5.60%, 10/01/2010	AAA	5,000,000	5,619,700
24,804,917
GENERAL OBLIGATION - LOCAL 1.7%
Broward Cnty., FL Expressway Auth. GO, 9.875%, 07/01/2009	AAA	4,000,000	5,347,400
Palm Beach Cnty., FL GO, 6.50%, 07/01/2010	AAA	1,880,000	2,289,144
7,636,544
HOSPITAL 24.4%
Alachua Cnty., FL Hlth. Facs. Auth. RB, Shands Teaching Hosp., Ser. A, 6.25%, 12/01/2016, (Insd. by MBIA)	AAA	4,000,000	4,852,720
Broward Cnty., FL Hlth. Facs. Auth. RRB, Catholic Hlth. Svcs.:
5.25%, 08/15/2010	Aa3	4,660,000	5,115,795
5.50%, 08/15/2014	Aa3	3,730,000	4,027,878
Escambia Cnty., FL Hlth. Facs. Auth. RB:
Ascension Hlth., Ser. C, 5.75%, 11/15/2032	AA	10,000,000	10,753,800
Baptist Hosp., Inc., Ser. B, 6.00%, 10/01/2014	BBB+	2,915,000	2,967,528
Halifax, FL Hosp. Med. Ctr. Healthcare Facs. RB, 4.60%, 04/01/2008	A	1,080,000	1,148,407
Hillsborough Cnty., FL Hosp. Auth. RB, 6.375%, 10/01/2013	AAA	3,440,000	3,522,285
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
Jacksonville, FL Hlth. Facs. Auth. Hosp. RB, Charity Obl. Group:
Ser. C, 5.75%, 08/15/2012	Aa2	$ 4,300,000	$ 4,989,720
Ser. C, 5.75%, 08/15/2013	Aa2	4,550,000	5,279,820
Ser. C, 5.75%, 08/15/2014	Aa2	2,810,000	3,260,724
Ser. C, 5.75%, 08/15/2015	Aa2	2,090,000	2,425,236
Leesburg, FL Hosp. RB, Leesburg Regl. Med. Ctr. Proj.:
Ser. A, 6.125%, 07/01/2012	A	5,000,000	5,168,450
Ser. A, 6.125%, 07/01/2018	A	3,000,000	3,072,540
North Miami, FL Hlth. Facs. Auth. RB, Catholic Hlth. Svcs.,
6.00%, 08/15/2016, (LOC: SunTrust Bank)	Aa3	1,000,000	1,072,750
Orange Cnty., FL Hlth. Facs. Auth. RB:
Ser. C, 6.25%, 10/01/2016, (Insd. by MBIA)	AAA	2,015,000	2,465,272
Lakeside Alternatives, Inc., 6.50%, 07/01/2013	BBB	3,000,000	2,948,820
Orlando Regl. Healthcare Sys., Ser. 99-D, 5.75%, 10/01/2012, (Insd. by MBIA)	AAA	8,010,000	9,192,436
Palm Beach Cnty., FL Hlth. Facs. Auth. RB:
Abbey DelRay So. Proj.:
5.00%, 10/01/2003	BBB	775,000	782,641
5.00%, 10/01/2004	BBB	850,000	868,037
5.10%, 10/01/2005	BBB	930,000	948,070
5.20%, 10/01/2006	BBB	975,000	990,532
5.30%, 10/01/2007	BBB	1,000,000	1,013,490
Good Samaritan Hlth. Sys.:
6.20%, 10/01/2011	Aaa	3,695,000	3,879,898
6.30%, 10/01/2022	Aaa	6,000,000	6,303,780
John F. Kennedy Mem. Hosp., 9.50%, 08/01/2013	AAA	2,395,000	3,220,269
Pinellas Cnty., FL Hlth. Facs. Auth. RB, 5.75%, 11/15/2029	A1	10,000,000	10,271,100
Polk Cnty., FL IDA RB, Winter Haven Hosp., 6.25%, 09/01/2015, (Insd. by MBIA)	AAA	6,365,000	6,582,492
South Miami, FL Hlth. Facs. Auth. RB, Baptist Health Group, 5.75%, 11/15/2033	A+	5,000,000	5,210,900
112,335,390
HOUSING 14.8%
Boynton Beach, FL MHRB, Clipper Cove Apts.:
5.75%, 01/01/2028	A	4,245,000	4,469,561
6.45%, 01/01/2027	A+	1,500,000	1,727,205
Duval Cnty., FL HFA SFHRB, 5.85%, 10/01/2027	Aaa	5,825,000	6,416,878
Florida Hsg. Fin. Corp. RB:
6.20%, 08/01/2016	AAA	2,000,000	2,140,940
6.35%, 05/01/2026	BBB+	1,460,000	1,523,101
Ser. 4, 5.85%, 07/01/2031, (Insd. by FSA)	AAA	2,350,000	2,574,120
Ser. 7, 6.00%, 01/01/2021, (Insd. by FSA)	AAA	8,105,000	8,971,262
Ser. A, 6.875%, 10/01/2012	AAA	1,895,000	1,895,910
Sunset Place Homeowner Mtge.:
Ser. 4, 5.15%, 10/01/2006	A	620,000	668,341
Ser. 4, 5.50%, 10/01/2009	A	455,000	497,961
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOUSING continued
Hialeah, FL Hsg. Auth. RRB, Patterson Pavilion, 5.15%, 05/01/2008	A1	$ 1,045,000	$ 1,069,202
Hillsborough Cnty., FL HFA RB, Ser. A, 6.625%, 10/01/2029	Aaa	2,795,000	3,144,207
Lee Cnty., FL HFA SFHRB, Multi-Cnty. Proj.:
6.50%, 03/01/2031	Aaa	1,400,000	1,519,280
7.00%, 09/01/2031	Aaa	1,450,000	1,544,975
7.125%, 03/01/2028	Aaa	540,000	604,854
7.20%, 03/01/2033	Aaa	1,135,000	1,276,183
Ser. A, 7.20%, 03/01/2027	Aaa	2,190,000	2,391,633
Ser. A, Sub. Ser. 2, 7.50%, 09/01/2027	AAA	565,000	645,767
Manatee Cnty., FL HFA Mtge. RRB:
Sub. Ser. 1, 7.00%, 11/01/2027	Aaa	1,755,000	1,995,084
Sub. Ser. 1, 7.20%, 05/01/2028	Aaa	3,290,000	3,742,408
Miami-Dade Cnty., FL HFA RB, Home Ownership Mtge., Ser. A-1, 6.00%, 10/01/2032, (Insd. by GNMA & FNMA)	Aaa	840,000	871,105
North Tampa, FL Hsg. Dev. Corp. RB, Country Oaks Apts., Ser. A, 6.90%, 01/01/2024, (Insd. by FNMA)	Aaa	1,000,000	1,006,090
Orange Cnty., FL HFA RB, 5.625%, 09/01/2028	Aaa	2,865,000	3,096,435
Pinellas Cnty., FL HFA MHRB, Emerald Bay Apts. Proj., Ser. A, 5.00%, 04/01/2028	AAA	3,240,000	3,518,154
Pinellas Cnty., FL HFA SFHRB:
7.25%, 09/01/2029	Aaa	845,000	971,226
Multi-Cnty. Proj.:
Ser. A, 6.25%, 08/01/2012, (Insd. by GNMA & FNMA)	AAA	1,020,000	1,063,748
Ser. A-1, 5.95%, 03/01/2030	Aaa	2,045,000	2,131,196
Ser. A-1, 7.20%, 09/01/2029	Aaa	2,530,000	2,878,963
Ser. C-1, 6.30%, 03/01/2029	Aaa	3,525,000	3,755,641
68,111,430
INDUSTRIAL DEVELOPMENT REVENUE 6.3%
Escambia Cnty., FL PCRB:
Champion International Corp. Proj.:
5.875%, 06/01/2022	BBB	5,230,000	5,181,884
6.40%, 09/01/2030	Baa2	1,500,000	1,535,880
6.90%, 08/01/2022	BBB	8,500,000	8,846,970
Polk Cnty., FL IDA RB, Cargill Fertilizer, Inc. Proj., 5.50%,
11/01/2009 (++)	A+	11,300,000	12,423,898
St. Johns Cnty., FL IDA Hosp. RB, Flagler Hosp. Proj., 6.00%, 08/01/2008	A-	945,000	967,463
28,956,095
MISCELLANEOUS REVENUE 1.3%
Gulf Breeze, FL RB, Local Govt. Loan:
5.40%, 12/01/2015	AAA	1,620,000	1,804,745
5.50%, 12/01/2020	AAA	1,645,000	1,835,113
5.70%, 12/01/2020	AAA	2,095,000	2,325,219
5,965,077
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
PORT AUTHORITY 2.2%
Hillsborough Cnty., FL Port Dist. RB, Tampa Port Auth. Proj.:
Ser. A, 5.75%, 06/01/2015, (Insd. by MBIA)	AAA	$ 1,010,000	$ 1,148,360
Ser. A, 5.75%, 06/01/2016, (Insd. by MBIA)	AAA	1,060,000	1,199,072
Ser. A, 5.75%, 06/01/2017, (Insd. by MBIA)	AAA	1,115,000	1,251,208
Ser. A, 5.75%, 06/01/2018, (Insd. by MBIA)	AAA	1,175,000	1,310,877
Ser. A, 5.75%, 06/01/2019, (Insd. by MBIA)	AAA	1,240,000	1,375,371
Ser. A, 5.75%, 06/01/2020, (Insd. by MBIA)	AAA	1,305,000	1,439,076
Jacksonville, FL Port Auth. RB:
5.70%, 11/01/2030	Aaa	2,375,000	2,616,664
10,340,628
PUBLIC FACILITIES 2.4%
Florida Division Bond Fin. Dept. RB, Dept. of Env. Preservation, 5.25%, 07/01/2007, (Insd. by MBIA)	AAA	6,500,000	7,282,925
Palm Beach Cnty., FL Criminal Justice Facs. RB, 7.20%, 06/01/2015, (Insd. by FGIC)	AAA	3,000,000	3,966,840
11,249,765
RESOURCE RECOVERY 1.2%
Dade Cnty., FL Solid Wst. Sys. Spl. Obl. RB, 6.00%, 10/01/2006, (Insd. by AMBAC)	AAA	5,000,000	5,742,150
SALES TAX 1.4%
Jacksonville, FL Excise Taxes RB:
Ser. B, 5.75%, 10/01/2012, (Insd. by FGIC)	AAA	2,805,000	3,111,390
Ser. B, 5.75%, 10/01/2013, (Insd. by FGIC)	AAA	3,050,000	3,414,689
6,526,079
SOLID WASTE 0.8%
Granite City, IL Solid Wst. Disp. RB, Wst. Mgmt. Proj., 5.00%, 05/01/2027	BBB	3,720,000	3,841,235
SPECIAL TAX 1.1%
Miami Beach, FL Redev. Agcy. Tax Increment RB, City Ctr. Historic Convention Vlg.:
5.625%, 12/01/2009	BBB	2,000,000	2,095,180
5.80%, 12/01/2013	BBB	3,000,000	3,120,270
5,215,450
TOBACCO REVENUE 1.1%
Tobacco Settlement Fin. Corp. RB, 6.375%, 06/01/2032	A	5,000,000	4,823,100
TRANSPORTATION 3.5%
Orlando & Orange Cnty., FL Expressway Auth. RB:
5.375%, 07/01/2010, (Insd. by AMBAC)	AAA	10,000,000	10,346,200
6.50%, 07/01/2011, (Insd. by FGIC)	AAA	4,550,000	5,577,845
15,924,045
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
UTILITY 0.7%
Florida Muni. Pwr. Agcy. RRB, Stanton II Proj., 5.50%, 10/01/2020, (Insd. by AMBAC)	Aaa	$ 2,925,000	$ 3,215,277
WATER & SEWER 5.0%
North Springs, FL Wtr. & Swr. RB, Ser. B, 6.50%, 10/01/2016	AAA	1,335,000	1,465,643
Northern Palm Beach Cnty., FL Wtr. Ctl. & Impt. Dist. Spl. Assmt. RB:
Unit Dev. No. 5B, 5.75%, 08/01/2014	NR	1,075,000	1,114,334
Unit Dev. No. 5D, 5.50%, 08/01/2015	NR	500,000	510,045
Unit Dev. No. 9-A, 7.20%, 08/01/2016	NR	1,300,000	1,405,248
Unit Dev. No. 9B, 5.85%, 08/01/2013	NR	895,000	936,358
Orlando, FL Util. Commission, Wtr. & Elec. RB:
6.00%, 10/01/2010	AA	4,000,000	4,760,720
Ser. C, 5.25%, 10/01/2023	AA-	1,500,000	1,576,050
Pembroke Pines, FL Cons. Util. Sys. RB, 6.25%, 09/01/2004, (Insd. by FGIC)	AAA	1,720,000	1,805,673
Polk Cnty., FL Util. Sys. RB:
5.00%, 10/01/2023 (+)	Aaa	4,010,000	4,146,541
5.00%, 10/01/2024 (+)	Aaa	4,025,000	4,141,604
5.25%, 10/01/2022 (+)	Aaa	1,000,000	1,064,330
22,926,546
Total Municipal Obligations			446,923,984

	Shares

SHORT-TERM INVESTMENTS 3.2%
MUTUAL FUND SHARES 3.2%
Evergreen Institutional Municipal Money Market Fund (o)	14,740,480	14,740,480
Total Investments (cost $428,831,850) 100.2%		461,664,464
Other Assets and Liabilities (0.2%)		(1,023,574)
Net Assets 100.0%		$ 460,640,890

(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(+)	When-issued security
(++)	All or a portion of the security has been segregated for when-issued securities.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corporation
COP	Certificate of Participation
FGIC	Financial Guaranty Insurance Company
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance Incorporated
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corporation
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
RB	Revenue Bond
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond

The following table shows the percent of total investments invested by geographic location as of February 28, 2003:
Florida	91.6%
South Carolina	2.4%
District of Columbia	1.2%
New Jersey	1.0%
Illinois	0.8%
Non-state Specific	3.0%
Total	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (unaudited)

Assets
Identified cost of securities	$ 428,831,850
Net unrealized gains on securities	32,832,614

Market value of securities	461,664,464
Receivable for securities sold	7,621,186
Receivable for Fund shares sold	195,268
Interest receivable	7,123,650
Prepaid expenses and other assets	61,724

Total assets	476,666,292

Liabilities
Dividends payable	1,511,813
Payable for securities purchased	14,098,878
Payable for Fund shares redeemed	320,840
Advisory fee payable	15,874
Distribution Plan expenses payable	6,789
Due to other related parties	3,780
Accrued expenses and other liabilities	67,428

Total liabilities	16,025,402

Net assets	$ 460,640,890

Net assets represented by
Paid-in capital	$ 459,406,545
Overdistributed net investment income	(125,402)
Accumulated net realized losses on securities	(31,472,867)
Net unrealized gains on securities	32,832,614

Total net assets	$ 460,640,890

Net assets consists of
Class A	$ 131,746,897
Class B	32,248,582
Class C	12,668,805
Class I	283,976,606

Total net assets	$ 460,640,890

Shares outstanding
Class A	13,836,128
Class B	3,386,759
Class C	1,330,287
Class I	29,823,043

Net asset value per share
Class A	$ 9.52
Class A -- Offering price (based on sales charge of 4.75%)	$ 9.99
Class B	$ 9.52
Class C	$ 9.52
Class C -- Offering price (based on sales charge of 1.00%)	$ 9.62
Class I	$ 9.52

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (unaudited)

Investment income
Interest	$ 11,755,026

Expenses
Advisory fee	949,914
Distribution Plan expenses:
Class A	163,864
Class B	154,507
Class C	56,401
Administrative services fees	226,170
Transfer agent fee	81,898
Trustees’ fees and expenses	4,533
Printing and postage expenses	12,200
Custodian fee	56,504
Registration and filing fees	19,547
Professional fees	11,988
Other	5,502

Total expenses	1,743,028
Less: Expense reductions	(1,162)
Fee waivers and expense reimbursements	(54,438)

Net expenses	1,687,428

Net investment income	10,067,598

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(224,460)
Net change in unrealized gains or losses on securities	2,414,442

Net realized and unrealized gains or losses on securities	2,189,982

Net increase in net assets resulting from operations	$ 12,257,580

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2003		Year Ended
	(unaudited)		August 31, 2002

Operations
Net investment income		$ 10,067,598		$ 22,285,533
Net realized losses on securities		(224,460)		(5,567,391)
Net change in unrealized gains or losses on securities		2,414,442		936,793

Net increase in net assets resulting from operations		12,257,580		17,654,935

Distributions to shareholders from
Net investment income
Class A		(2,907,491)		(6,156,026)
Class B		(551,612)		(1,326,600)
Class C		(201,393)		(316,846)
Class I		(6,386,725)		(14,618,456)

Total distributions to shareholders		(10,047,221)		(22,417,928)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,501,551	14,211,579	2,573,644	24,185,986
Class B	589,923	5,586,820	1,171,435	10,990,661
Class C	637,829	6,045,878	534,319	5,025,531
Class I	3,749,009	35,417,230	3,448,469	32,453,439

		61,261,507		72,655,617

Net asset value of shares issued in reinvestment of distributions
Class A	109,920	1,039,636	275,836	2,590,932
Class B	25,136	237,692	67,138	631,092
Class C	6,581	62,219	10,759	101,096
Class I	6,900	65,224	16,271	152,848

		1,404,771		3,475,968

Automatic conversion of Class B shares to Class A shares
Class A	205,011	1,941,557	1,600,058	15,028,089
Class B	(205,011)	(1,941,557)	(1,600,058)	(15,028,089)

		0		0

Payment for shares redeemed
Class A	(1,950,219)	(18,430,349)	(3,081,629)	(28,907,857)
Class B	(266,186)	(2,516,614)	(551,060)	(5,195,685)
Class C	(346,277)	(3,270,281)	(227,991)	(2,151,338)
Class I	(3,614,349)	(34,160,609)	(7,037,141)	(66,158,679)

		(58,377,853)		(102,413,559)

Net increase (decrease) in net assets resulting from capital share transactions		4,288,425		(26,281,974)

Total increase (decrease) in net assets		6,498,784		(31,044,967)
Net assets
Beginning of period		454,142,106		485,187,073

End of period		$ 460,640,890		$ 454,142,106

Overdistributed net investment income		$ (125,402)		$ (145,779)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

 Evergreen Florida Municipal Bond Fund (the “Fund”) is a non-diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

 Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

 The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Security transactions and investment income

 Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

 The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

 Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

 Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.42% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. Total amounts subject to recoupment as of February 28, 2003 were $4,508. During the six months ended February 28, 2003, the investment advisor waived its fees in the amount of $802, which represents 0.00% on an annualized basis of the funds average daily net assets. In addition, the investment advisor reimbursed expenses for distribution fees relating to Class A in the amount of $53,636, which represents 0.08% on an annualized basis of the fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

 Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

 Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $87,156,463 and $84,938,768, respectively, for the six months ended February 28, 2003.

On February 28, 2003, the aggregate cost of securities for federal income tax purposes was $428,831,850. The gross unrealized appreciation and depreciation on securities based on tax cost was $32,882,648 and $50,034, respectively, with a net unrealized appreciation of $32,832,614.

As of August 31, 2002, the Fund had $26,045,570 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2004	2008	2009	2010

$ 1,089,463	$ 7,387,972	$ 17,071,351	$ 496,784

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. Utilization of these capital loss carryovers were limited during the year ended August 31, 2002 in accordance with income tax regulations.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of August 31, 2002, the Fund incurred and elected to defer post-October losses of $5,202,837.

6. INTERFUND LENDING

 Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from other participating funds. During the six months ended February 28, 2003, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

7. EXPENSE REDUCTIONS

 Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,162, which represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES’ FEES

 Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

 The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended February 28, 2003, the Fund had no borrowings under this agreement.

10. CONCENTRATION OF RISK

 The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 109 Evergreen funds.

[2] Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of February 28, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

565568    4/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034